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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                               October 19, 1994
              (Date of Report - Date of Earliest Event Reported)


                           General Host Corporation


                                New York State
                (State or Other Jurisdiction of Incorporation)


      1-1066                                    13-0762080
(Commission File Number                IRS Employer Identification No.)


            One Station Place, P.O. Box 10045, Stamford, CT  06904
                   (Address of Principal Executive Office)



                                (203) 357-9900
             (Registrant's telephone number, including area code)

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ITEM 2.  Acquisition or Disposition of Assets. On October 19, 1994, the Company
         and its wholly owned subsidiary, SNG Acquisition Company, Inc., sold
         4.2 million shares of Common Stock of Sunbelt Nursery Group, Inc. to Timothy R. Duoos for $4.2 million in cash.


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                              S I G N A T U R E


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GENERAL HOST CORPORATION


                                        By: /s/ JOHN R. FICARRO
                                            -------------------------
                                            John R. Ficarro,
                                            Vice President and
                                            General Counsel

Dated:  October 27, 1994




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